Income Taxes - Reconciliation of Expected Income Tax Expense at Federal Statutory Rate of 35 Percent to Company's Applicable Income Tax Expense (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Effective Income Tax Rate Reconciliation, Amount [Abstract]
Tax at statutory rate	$ 2,798	$ 2,717	$ 2,704
State income tax, at statutory rates, net of federal tax benefit	211	150	220
Tax credits and benefits, net of related expenses	(701)	(648)	(479)
Tax-exempt income	(205)	(212)	(219)
Noncontrolling interests	(20)	37	55
Other items	4	(12)	(45)
Applicable income taxes	$ 2,087	$ 2,032	$ 2,236